REGISTRATION NO. 33-____
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM S-3
                             REGISTRATION STATEMENT
                                   ON FORM S-3
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                    -------

                              DVI RECEIVABLES CORP.
        (Exact name of registrant as specified in governing instruments)

          Delaware                    9999                      33-0608442
(State of Incorporation)   (Primary Standard Industrial       I.R.S. Employer
                              Classification Number)      Identification Number)

                                  500 Hyde Park
                         Doylestown, Pennsylvania 18901
                                 (215) 345-6600
   (Address and telephone number of Registrant's principal executive offices)

                               MICHAEL A. O'HANLON
                              DVI Receivables Corp.
                                  500 Hyde Park
                         Doylestown, Pennsylvania 18901
                                 (215) 345-6600
            (Name, address and telephone number of agent for service)

                                    -------


                                   Copies to:

                             Stephen T. Whelan, Esq.
                             Thacher Proffitt & Wood
                             Two World Trade Center
                            New York, New York 10048




     Approximate date of commencement of proposed sale to the public: From time to time on or after the effective date of this Registration Statement.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest plans, please check the following box. [X]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 33-74446

      If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. [ ] ----------------


     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

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                                               CALCULATION OF REGISTRATION FEE
====================================================================================================================================
                                                                   PROPOSED             PROPOSED
                                                                   MAXIMUM              MAXIMUM
                                                                   OFFERING            AGGREGATE                AMOUNT OF
    TITLE OF SECURITIES BEING               AMOUNT                  PRICE               OFFERING               REGISTRATION
           REGISTERED                  TO BE REGISTERED          PER UNIT (1)          PRICE (1)                   FEE
Asset-Backed Notes                        $36,000,000                100%              $36,000,000              $10,008 (2)
====================================================================================================================================
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(1) Estimated solely for the purpose of calculating the registration fee.

(2) $184,350,000 aggregate principal amount of securities registered by the Registrant under Registration Statement No. 33-74446 referred to below and not previously sold are proposed to be consolidated in this Registration Statement concurrently with the effectiveness hereof pursuant to Rule 462(b). All registration fees in connection with such unsold amount of securities have been previously paid by the


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Registrant under the foregoing Registration Statement. Accordingly, the total amount proposed to be registered under the Registration Statement as so consolidated as of the date of this filing is $220,350,000.

                          -----------------------------

                           INCORPORATION BY REFERENCE

 The Prospectus and Form of Prospectus Supplement and all other contents of the earlier Registration Statement 33-74446 are hereby incorporated by reference except for the exhibits listed below which are not indicated as previously filed:


3.1  --Certificate of Incorporation of the Company*
3.2  --Bylaws of the Company*
4.1 --Form of Indenture between the Company and the Trustee, including form of Note*
5.1  --Opinion of Thacher Proffitt & Wood
8.1  --Tax Opinion of Thacher Proffitt & Wood (included in Exhibit 5.1)
10.1 --Form of Contribution and Servicing Agreement between DVI and the Company*
23.1 --Consent of Thacher Proffitt & Wood (included in Exhibit 5.1)
25   --Statement of Eligibility under the Trust Indenture Act of 1939 of the
       Indenture Trustee (Form T-1)*
99.1 --Form of Prospectus Supplement*

* Previously filed



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, reasonably believes that the security rating requirement contained in Transaction Requirement B.5 of Form S-3 will be met by the time of the sale of the securities registered hereunder, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Doylestown, Commonwealth of Pennsylvania, on November 24, 1998.

                                        DVI RECEIVABLES CORP.
                                        (Registrant)

                                        By: /s/ Michael A. O'Hanlon
                                            ---------------------------------
                                            MICHAEL A. O'HANLON
                                            President


                                POWER OF ATTORNEY

 Each person whose signature appears below hereby constitutes and appoints Michael A. O'Hanlon, Steven R. Garfinkel and each of them, his true and lawful attorney-in-fact and agent, with full powers of substitution, for him and in his name, place and stead, in any and all capacities, to sign and to file any and all amendments, including post-effective amendments, to this Registration Statement with the Securities and Exchange Commission, granting to said attorney-in-fact full power and authority to perform any other act on behalf of the undersigned required to be done in connection therewith.

 Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities and on the dates indicated.


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                 SIGNATURE                                    TITLE                                     DATE
                 ---------                                    -----                                     ----
/s/ Michael A. O'Hanlon                    President, Principal Executive             November 24, 1998
---------------------------------------    Officer and Director
MICHAEL A. O'HANLON

/s/ Steven R. Garfinkel                    Vice President, Principal                  November 24, 1998
---------------------------------------    Financial and Accounting
STEVEN R. GARFINKEL                        Officer

/s/ John P. Boyle                          Director                                   November 24, 1998
---------------------------------------
JOHN P. BOYLE

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
---------------------------------------
HOWARD BORZELL                             Director                                   November __, 1998


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